Long-term investments - Equity investments without readily determinable fair values (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Long-term investments.
Initial cost	¥ 159,208	$ 22,766	¥ 174,560
Net cumulative fair value adjustments	47,082	6,733	47,082
Impairment	(102,889)	(14,713)	(89,294)
Carrying Value	¥ 103,401	$ 14,786	¥ 132,348